SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                      ---------------------------

                              Form 8-K


                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                      ---------------------------


  Date of Report (Date of earliest event reported): August 4, 2004


                             INYX, INC.
       ------------------------------------------------------
       (Exact Name of Registrant as Specified in its Charter)




          Nevada                 33-83152              75-2870720
---------------------------  ----------------     ----------------------
     (State or Other         (Commission File         (IRS Employer
Jurisdiction Incorporation)      Number)          Identification Number)




         825 Third Avenue                  New York, New York      10022
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(Address of Principal Executive Office)     (City and State)     (Zip Code)


Registrant's telephone number, including area code:    212-838-1111



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ITEM 5. Other Events and Required FD Disclosure


	On August 3, 2004, pursuant to Securities Purchase Agreement by and between INYX, Inc. (the "Company"), and six (6) institutional investors (collectively, the "Investors"), the Company sold (the "Offering") to the Investors in the aggregate 1,358,025 shares of its common stock (the "Common Stock") for $1,100,000. Investors in the Offering also received five (5) year warrants (the "Warrants") to purchase in the aggregate 1,358,025 shares of Common Stock (collectively, the "Warrant Shares") which Warrants are exercisable at an exercise price of $1.01 per share (the "Exercise Price"). During the term of the Warrants, the Exercise Price shall be increased by two (2%) percent (but no more than cumulatively twenty (20%) percent), for every $2 million that sales are above $35 million for the fiscal year ended 12/31/05 and $55 million for the fiscal year ended 12/31/06.
The Exercise Price shall be decreased by 5% (but no more than cumulatively fifty (50%) percent) for every $2 million that sales are below $35 million for the fiscal year ended 12/31/05 and $55 million for fiscal 12/31/06. The Warrants contain certain weighted average anti-dilution rights which terminate upon the earlier to occur of (i) a qualified public offering or (ii) eighteen (18) months. Pursuant to a Registration Rights Agreement dated as of August 3, 2004 by and between the Company and the Investors, the Company agreed to register for sale under the Securities Act of 1933, as amended, all the shares of Common Stock and Warrant Shares issued in the Offering. The Company has agreed to file with and have declared effective by the SEC a registration statement covering all such shares no later than sixty
(60) days and one hundred and twenty (120) days following the closing of the Offering, respectively. The Company also granted piggyback registration rights in connection therewith.

THE ABOVE DESCRIPTION OF, AMONG OTHER ITEMS, THE OFFERING, THE
WARRANTS AND REGISTRATION RIGHTS IS QUALIFIED IN ITS ENTIRETY BY THE SECURITIES PURCHASE AGREEMENT, THE WARRANT AND THE REGISTRATION RIGHTS AGREEMENT, ALL FILED AS EXHIBITS TO THIS CURRENT REPORT ON FORM 8-K.

Item 7.			Financial Statements and Exhibits
-------                 ---------------------------------

(a)			Not Applicable

(b)			Not Applicable

(c)			Exhibits required by Item 601 of Regulation S-K

Exhibit No.		Description
-----------             -----------

3.6			Form of Warrant

10.21			Securities Purchase Agreement

10.22                   Registration Rights Agreement


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	Pursuant to the requirements of the Securities Exchange Act of
1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INYX, INC.


                                     By:/s/  Jay M. Green
                                        ------------------------------
                                        Jay M. Green
                                        Executive Vice President

Dated: August 5, 2004


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                             EXHIBIT INDEX
                             -------------


Exhibit No.		Description
-----------             -----------

3.6			Form of Warrant

10.21			Securities Purchase Agreement

10.22                   Registration Rights Agreement



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